Exhibit 99.1

Tenneco Reports Second Quarter 2022 Results

Company reiterates intent to complete pending transaction with Apollo Funds in the second half of 2022

SKOKIE, Ill., Aug. 4, 2022 /PRNewswire/ -- Tenneco (NYSE: TEN) today announced results for the second quarter ended June 30, 2022.

Second Quarter 2022 results include:

  Second quarter total revenue of $4.7 billion, up 2% year-over-year. Value-add revenue of $3.5 billion was up 6% year-over-year excluding a negative currency impact of $174 million and outperformed global industry light vehicle production, which was flat year-over-year*. Cost recoveries contributed more than $200 million of revenue on a year-over-year basis.
  EBIT** of $15 million, compared with EBIT of $127 million in second quarter 2021. Adjusted EBITDA*** was $212 million, compared with $356 million a year ago. The year-over-year decrease was primarily driven by timing of recoveries on higher inflationary costs for material, freight and energy as well as the profit mix from lower overall volumes in China.
  Net loss of $121 million, or a loss of $1.44 per diluted share, compared to a net loss of $10 million, or a loss of $0.12 per diluted share, in the prior year. Second quarter 2022 adjusted net loss of $69 million, or a loss of $0.82 per diluted share, compared to prior year adjusted net income of $69 million, or $0.84 per diluted share.
  As of June 30, 2022, the company had no outstanding borrowings on its $1.5 billion revolving credit facility.

"Lower volumes, inconsistent production schedules, and inflationary cost pressures created a challenging business environment in the second quarter," said Brian Kesseler, Tenneco CEO. "The team's solid progress on inflationary cost recovery coupled with other operational cost and cash optimization actions set the business up well to capitalize on S&P Global Mobility forecasts for improving light vehicle production in the second half of the year and entering 2023."

In light of the pending transaction with Apollo Funds, Tenneco will not conduct a conference call or give forward-looking guidance. The company expects to complete the transaction in the second half of 2022, and continues to make progress obtaining necessary approval. All conditions to closing under the Merger Agreement with respect to antitrust and/or foreign direct investment laws have been satisfied or waived except for the European Union and Japan.

During the quarter, the company released its latest Sustainability Report covering operations in 2021 and highlighting the company's continued achievements and progress toward long-term sustainability goals. The report was prepared in accordance with the Global Reporting Initiative (GRI) Standards and covers metrics within the Sustainability Accounting Standards Board (SASB) Auto Parts Industry Standards.

* Source: S&P Global Mobility (formerly IHS Markit) July 2022 global light vehicle production forecast.
** EBIT: Earnings before interest expense, income taxes and noncontrolling interests.
*** Adjusted EBITDA: Adjusted earnings before interest expense, income taxes, noncontrolling interests, and depreciation and amortization.

Attachment 1
Statements of Income (Loss) – 3 months
Statements of Income (Loss) – 6 months
Balance Sheets
Statements of Cash Flows – 3 Months
Statements of Cash Flows – 6 Months

Attachment 2
Reconciliation of GAAP to Non-GAAP Earnings Measures – 3 and 6 Months
Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 3 and 6 Months
Reconciliation of GAAP to Non-GAAP Revenue Measures – 3 and 6 Months
Reconciliation of Non-GAAP Measures – Debt Net of Total Cash/Adjusted LTM EBITDA including noncontrolling interests
Reconciliation of GAAP to Non-GAAP Revenue Measures – Original Equipment, Original Equipment Service and Aftermarket Revenue – 3 and 6 Months
Reconciliation of GAAP to Non-GAAP Cash Flow Measures – 3 and 6 Months

About Tenneco
Tenneco is one of the world's leading designers, manufacturers, and marketers of automotive products for original equipment and aftermarket customers, with full year 2021 revenues of $18 billion and approximately 71,000 team members working at more than 260 sites worldwide. Through our four business groups, Motorparts, Performance Solutions, Clean Air and Powertrain, Tenneco is driving advancements in global mobility by delivering technology solutions for diversified global markets, including light vehicle, commercial truck, off-highway, industrial, motorsport and the aftermarket.

Visit www.tenneco.com to learn more.

Investors and others should note that Tenneco routinely posts important information on its website and considers the Investor section, www.investors.tenneco.com, a channel of distribution.

Safe Harbor
This press release includes forward-looking statements regarding the Agreement and Plan of Merger (the "Merger Agreement") that the Company entered into with Pegasus Holdings III, LLC (the "Parent") and Pegasus Merger Co. on February 22, 2022. Pursuant to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into Tenneco (the "Merger") with Tenneco continuing as the surviving corporation of the Merger and as a wholly owned subsidiary of Parent. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include (without limitation and in addition to the risks set forth above): the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain required regulatory approvals or the failure to satisfy the other conditions to the consummation of the Merger; the risk that the Merger Agreement may be terminated in circumstances requiring us to pay a termination fee; the risk that the Merger disrupts our current plans and operations or diverts management's attention from its ongoing business; the effect of the announcement of the Merger on our ability to retain and hire key personnel and maintain relationships with our customers, suppliers and others with whom we do business; the effect of the announcement of the Merger on our operating results and business generally; the amount of costs, fees and expenses related to the Merger; the risk that our stock price may decline significantly if the Merger is not consummated; the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against Tenneco and others; and other risks to consummation of the proposed Merger, including the risk that the proposed Merger will not be consummated within the expected time period or at all.

If the proposed transaction is consummated, the Company's stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. The risks included here are not exhaustive. These and other factors are identified and described in more detail in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, and quarterly report on Form 10-Q for the quarter ended March 31, 2022, as well as the Company's subsequent filings and quarterly reports and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on the Company's projections and other forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Investor inquiries:
Linae Golla
847-482-5162
lgolla@tenneco.com

Rich Kwas
248-849-1340
rich.kwas@tenneco.com

Media inquiries:
Bill Dawson
847-482-5807
bdawson@tenneco.com

ATTACHMENT 1
TENNECO INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
Unaudited
(millions, except per share amounts)

	Three Months Ended June 30,
	2022	2021
Net sales and operating revenues:
Motorparts	$ 729	$ 794
Performance Solutions	791	715
Clean Air - Value-add revenues	1,005	943
Clean Air - Substrate sales	1,132	1,081
Powertrain	1,008	1,050
Total net sales and operating revenues	4,665	4,583
Costs and expenses:
Cost of sales (exclusive of depreciation and amortization)	4,167	3,973
Selling, general, and administrative	257	269
Depreciation and amortization	143	145
Engineering, research, and development	74	73
Restructuring charges, net and asset impairments	29	27
Total costs and expenses	4,670	4,487
Other income (expense):
Non-service pension and postretirement benefit (costs) credits	3	3
Equity in earnings (losses) of nonconsolidated affiliates, net of tax	10	15
Other income (expense), net	7	13
	20	31
Earnings (loss) before interest expense, income taxes, and noncontrolling interests	15	127
Interest expense	(76)	(69)
Earnings (loss) before income taxes and noncontrolling interests	(61)	58
Income tax (expense) benefit	(43)	(41)
Net income (loss)	(104)	17
Less: Net income (loss) attributable to noncontrolling interests	17	27
Net income (loss) attributable to Tenneco Inc	$ (121)	$ (10)

Basic earnings (loss) per share:
Earnings (loss) per share	$ (1.44)	$ (0.12)
Weighted average shares outstanding	83.6	82.3
Diluted earnings (loss) per share:
Earnings (loss) per share	$ (1.44)	$ (0.12)
Weighted average shares outstanding	83.6	82.3

ATTACHMENT 1
TENNECO INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
Unaudited
(millions, except per share amounts)

	Six Months Ended June 30,
	2022	2021
Net sales and operating revenues:
Motorparts	$ 1,451	$ 1,513
Performance Solutions	1,584	1,502
Clean Air - Value-add revenues	2,018	1,979
Clean Air - Substrate sales	2,222	2,169
Powertrain	2,039	2,151
Total net sales and operating revenues	9,314	9,314
Costs and expenses:
Cost of sales (exclusive of depreciation and amortization)	8,275	8,034
Selling, general, and administrative	509	524
Depreciation and amortization	289	300
Engineering, research, and development	149	145
Restructuring charges, net and asset impairments	42	52
Total costs and expenses	9,264	9,055
Other income (expense):
Non-service pension and postretirement benefit (costs) credits	6	6
Equity in earnings (losses) of nonconsolidated affiliates, net of tax	22	37
Gain (loss) on extinguishment of debt	—	8
Other income (expense), net	14	21
	42	72
Earnings (loss) before interest expense, income taxes, and noncontrolling interests	92	331
Interest expense	(142)	(139)
Earnings (loss) before income taxes and noncontrolling interests	(50)	192
Income tax (expense) benefit	(73)	(88)
Net income (loss)	(123)	104
Less: Net income (loss) attributable to noncontrolling interests	36	49
Net income (loss) attributable to Tenneco Inc	$ (159)	$ 55

Basic earnings (loss) per share:
Earnings (loss) per share	$ (1.91)	$ 0.68
Weighted average shares outstanding	83.4	82.1
Diluted earnings (loss) per share:
Earnings (loss) per share	$ (1.91)	$ 0.67
Weighted average shares outstanding	83.4	83.1

ATTACHMENT 1
TENNECO INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
Unaudited
(dollars in millions)

	June 30, 2022		December 31, 2021
Assets
Cash and cash equivalents	$ 389		$ 859
Restricted cash	6		6
Receivables, net	2,679	(a)	2,419	(a)
Inventories	2,073		1,846
Prepayments and other current assets	625		683
Property, plant, and equipment, net	2,691		2,872
Other noncurrent assets	2,756		2,937
Total assets	$ 11,219		$ 11,622
Liabilities and Shareholders' Equity
Short-term debt, including current maturities of long-term debt	$ 85		$ 57
Accounts payable	3,225		2,955
Accrued compensation and employee benefits	397		381
Accrued income taxes	52		71
Accrued expenses and other current liabilities	1,136		1,227
Long-term debt	4,934	(b)	5,018	(b)
Deferred income taxes	100		105
Pension and postretirement benefits	766		830
Deferred credits and other liabilities	456		491
Redeemable noncontrolling interests	40		91
Total Tenneco Inc. shareholders' equity (deficit)	(262)		85
Noncontrolling interests	290		311
Total liabilities, redeemable noncontrolling interests, and equity	$ 11,219		$ 11,622

	June 30, 2022		December 31, 2021
(a) Accounts receivable net of:
Accounts receivable outstanding and derecognized	$ 1,177		$ 1,043

(b) Long-term debt composed of:
Revolver Borrowings	$ —		$ —
LIBOR plus 2.00% Term Loan A due 2019 through 2023(1)	1,313		1,396
LIBOR plus 3.00% Term Loan B due 2019 through 2025	1,603		1,606
$225 million of 5.375% Senior Notes due 2024	223		223
$500 million of 5.000% Senior Notes due 2026	496		496
$500 million of 7.875% Senior Secured Notes due 2029	491		490
$800 million of 5.125% Senior Secured Notes due 2029	788		787
Other debt, primarily foreign instruments	28		26
	4,942		5,024
Less: maturities classified as current	8		6
Total long-term debt	$ 4,934		$ 5,018

____________________
(1)	The interest rate on Term Loan A at December 31, 2021 was LIBOR plus 1.75%.

ATTACHMENT 1
TENNECO INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
Unaudited
(dollars in millions)

	Three Months Ended June 30,
	2022	2021
Operating Activities
Net income (loss)	$ (104)	$ 17
Adjustments to reconcile net income (loss) to cash (used) provided by operating activities:
Depreciation and amortization	143	145
Deferred income taxes	(4)	16
Stock-based compensation	6	4
Restructuring charges and asset impairments, net of cash paid	22	3
Change in pension and other postretirement benefit plans	(8)	(10)
Equity in earnings of nonconsolidated affiliates	(10)	(15)
Cash dividends received from nonconsolidated affiliates	12	1
Loss (gain) on sale of assets and other	9	2
Changes in operating assets and liabilities:
Receivables	(251)	(29)
Inventories	(80)	(73)
Payables and accrued expenses	70	9
Accrued interest and accrued income taxes	6	26
Other assets and liabilities	8	(23)
Net cash (used) provided by operating activities	(181)	73
Investing Activities
Proceeds from sale of assets	7	5
Net proceeds from sale of business	1	—
Proceeds from sale of investment in nonconsolidated affiliates	1	3
Cash payments for property, plant, and equipment	(78)	(90)
Proceeds from deferred purchase price of factored receivables	113	139
Net cash (used) provided by investing activities	44	57
Financing Activities
Proceeds from term loans and notes	18	25
Repayments and extinguishment costs of term loans and notes	(55)	(77)
Borrowings on revolving lines of credit	2,435	1,494
Payments on revolving lines of credit	(2,406)	(1,477)
Debt issuance costs of long-term debt	—	(1)
Distributions to noncontrolling interest partners	(10)	(1)
Payment for redeemable noncontrolling interest redemption	(53)	—
Collections (payments) on securitization programs, net and other	4	(22)
Net cash (used) provided by financing activities	(67)	(59)
Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash	(42)	17
Increase (decrease) in cash, cash equivalents, and restricted cash	(246)	88
Cash, cash equivalents, and restricted cash, beginning of period	641	631
Cash, cash equivalents, and restricted cash, end of period	$ 395	$ 719
Supplemental Cash Flow Information
Cash paid during the period for interest	$ 58	$ 35
Cash paid during the period for income taxes, net of refunds	$ 64	$ 16
Lease assets obtained in exchange for new operating lease liabilities	$ 10	$ 11
Non-cash inventory charge due to aftermarket product line exit	$ —	$ 44
Non-cash Investing Activities
Period end balance of accounts payable for property, plant, and equipment	$ 80	$ 86
Deferred purchase price of receivables factored in the period	$ 110	$ 131

ATTACHMENT 1
TENNECO INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
Unaudited
(dollars in millions)

	Six Months Ended June 30,
	2022	2021
Operating Activities
Net income (loss)	$ (123)	$ 104
Adjustments to reconcile net income (loss) to cash (used) provided by operating activities:
Depreciation and amortization	289	300
Deferred income taxes	(7)	12
Stock-based compensation	12	9
Restructuring charges and asset impairments, net of cash paid	17	3
Change in pension and other postretirement benefit plans	(21)	(11)
Equity in earnings of nonconsolidated affiliates	(22)	(37)
Cash dividends received from nonconsolidated affiliates	44	58
Loss (gain) on sale of assets and other	(10)	(7)
Changes in operating assets and liabilities:
Receivables	(571)	(481)
Inventories	(293)	(193)
Payables and accrued expenses	395	249
Accrued interest and accrued income taxes	(16)	34
Other assets and liabilities	38	(17)
Net cash (used) provided by operating activities	(268)	23
Investing Activities
Proceeds from sale of assets	12	12
Net proceeds from sale of business	2	1
Proceeds from sale of investment in nonconsolidated affiliate	1	3
Cash payments for property, plant and equipment	(171)	(185)
Proceeds from deferred purchase price of factored receivables	212	254
Other	(1)	—
Net cash (used) provided by investing activities	55	85
Financing Activities
Proceeds from term loans and notes	22	838
Repayments and extinguishment costs of term loans and notes	(123)	(939)
Borrowings on revolving lines of credit	4,018	2,876
Payments on revolving lines of credit	(3,990)	(2,871)
Debt issuance costs of long-term debt	—	(12)
Distributions to noncontrolling interest partners	(34)	(8)
Payment for redeemable noncontrolling interest redemption	(53)	—
Collections (payments) on securitization programs, net and other	(44)	(73)
Net cash (used) provided by financing activities	(204)	(189)
Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash	(53)	(3)
Increase (decrease) in cash, cash equivalents, and restricted cash	(470)	(84)
Cash, cash equivalents, and restricted cash, beginning of period	865	803
Cash, cash equivalents, and restricted cash, end of period	$ 395	$ 719
Supplemental Cash Flow Information
Cash paid during the period for interest	$ 114	$ 100
Cash paid during the period for income taxes, net of refunds	$ 131	$ 62
Lease assets obtained in exchange for new operating lease liabilities	$ 29	$ 26
Non-cash inventory charge due to aftermarket product line exit	$ 4	$ 44
Non-cash Investing Activities
Period end balance of accounts payable for property, plant, and equipment	$ 80	$ 86
Deferred purchase price of receivables factored in the period	$ 231	$ 266

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)
Unaudited
(millions, except per share amounts)

	Q2 2022						Q2 2021
	Net income (loss) attributable to Tenneco Inc	Per Share	Net income (loss) attributable to noncontrolling interests	Income tax (expense) benefit	EBIT	EBITDA (3)	Net income (loss) attributable to Tenneco Inc	Per Share	Net income (loss) attributable to noncontrolling interests	Income tax (expense) benefit	EBIT	EBITDA (3)
Earnings (Loss) Measures	$ (121)	$ (1.44)	$ 17	$ (43)	$ 15	$ 158	$ (10)	$ (0.12)	$ 27	$ (41)	$ 127	$ 272
Adjustments:
Restructuring and related expenses	35	0.44	—	(1)	36	37	29	0.35	—	(2)	31	31
Inventory write-down (5)	—	—	—	—	—	—	44	0.53	—	—	44	44
Asset impairments	—	—	—	—	—	—	4	0.05	—	1	3	3
Other costs (including strategic and transaction related)	12	0.14	—	—	12	12	5	0.06	—	—	5	5
Loss on sale of unconsolidated JV affiliate	3	0.04	—	—	3	3	1	0.01	—	—	1	1
Other	2	—	—	—	2	2	—	—	—	—	—	—
Net tax adjustments	—	—	—	—	—	—	(4)	(0.04)	—	(4)	—	—
Adjusted Net income, EPS, NCI, Tax, EBIT, and EBITDA(4)	$ (69)	$ (0.82)	$ 17	$ (44)	$ 68	$ 212	$ 69	$ 0.84	$ 27	$ (46)	$ 211	$ 356

	Q2 2022
	Global Segments
	Motorparts	Performance Solutions	Clean Air	Powertrain	Total	Corporate	Total
Net income (loss) attributable to Tenneco Inc							$ (121)
Net income (loss) attributable to noncontrolling interests							17
Net income (loss)							(104)
Income tax (expense) benefit							(43)
Interest expense							(76)
EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests							15
Depreciation and amortization							143
Total EBITDA including noncontrolling interests (3)	$ 70	$ 11	$ 101	$ 42	$ 224	$ (66)	$ 158
Restructuring and related expenses	4	9	4	17	34	3	37
Loss on sale of unconsolidated JV affiliate	—	3	—	—	3	—	3
Other costs (including strategic and transaction related)	—	—	—	—	—	12	12
Other	(1)	1	2	—	2	—	2
Adjusted EBITDA (4)	$ 73	$ 24	$ 107	$ 59	$ 263	$ (51)	$ 212

	Q2 2021
	Global Segments
	Motorparts	Performance Solutions	Clean Air	Powertrain	Total	Corporate	Total
Net income (loss) attributable to Tenneco Inc							$ (10)
Net income (loss) attributable to noncontrolling interests							27
Net income (loss)							17
Income tax (expense) benefit							(41)
Interest expense							(69)
EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests							127
Depreciation and amortization							145
Total EBITDA including noncontrolling interests (3)	$ 67	$ 32	$ 143	$ 94	$ 336	$ (64)	$ 272
Restructuring and related expenses	6	9	2	8	25	6	31
Inventory write-down (5)	44	—	—	—	44	—	44
Asset impairments	1	—	—	—	1	2	3
Loss on sale of unconsolidated JV affiliate	—	1	—	—	1	—	1
Other costs (including strategic and transaction related)	—	—	1	—	1	4	5
Adjusted EBITDA (4)	$ 118	$ 42	$ 146	$ 102	$ 408	$ (52)	$ 356

____________________
(1)	U.S. Generally Accepted Accounting Principles.

(2)

Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(3)

EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization.  EBITDA including noncontrolling interests is not a calculation based upon GAAP.  The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data.  In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity.  Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance.  In addition, Tenneco believes its investors utilize and analyze the company's EBITDA including noncontrolling interests for similar purposes.  Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors.  However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(4)

Adjusted results are presented in order to reflect the results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long term benefit of the company and other items impacting comparability between periods.  Similar adjustments have been recorded in earlier periods and similar types of adjustments can reasonably be expected to be recorded in future periods.  The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(5)	Non-cash charge to write-down inventory in the Motorparts segment in connection with its initiative to rationalize its supply chain and distribution network.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)
Unaudited
(in millions, except per share amounts)

	Q2 2022 YTD						Q2 2021 YTD
	Net income (loss) attributable to Tenneco Inc	Per Share	Net income (loss) attributable to noncontrolling interests	Income tax (expense) benefit	EBIT	EBITDA (3)	Net income (loss) attributable to Tenneco Inc	Per Share	Net income (loss) attributable to noncontrolling interests	Income tax (expense) benefit	EBIT	EBITDA (3)
Earnings (Loss) Measures	$ (159)	$ (1.91)	$ 36	$ (73)	$ 92	$ 381	$ 55	$ 0.67	$ 49	$ (88)	$ 331	$ 631
Adjustments:
Restructuring and related expenses (5)	51	0.65	—	(3)	54	54	57	0.67	—	(5)	62	59
Inventory write-down (6)	3	0.03	—	(1)	4	4	44	0.53	—	—	44	44
Asset impairments	4	0.04	—	—	4	4	4	0.05	—	1	3	3
Other costs (including strategic and transaction related)	17	0.20	—	—	17	16	13	0.15	—	—	13	13
Loss on sale of unconsolidated JV affiliate	3	0.04	—	—	3	3	1	0.01	—	—	1	1
Loss on sale of business	2	0.03	—	—	2	2	—	0.01	—	(1)	1	1
Gain on debt extinguishment	—	—	—	—	—	—	(8)	(0.10)	—	—	(8)	(8)
Other	1	—	—	—	1	1	—	—	—	—	—	—
Net tax adjustments	—	—	—	—	—	—	(7)	(0.08)	—	(7)	—	—
Adjusted Net income, EPS, NCI, Tax, EBIT, and EBITDA(4)	$ (78)	$ (0.92)	$ 36	$ (77)	$ 177	$ 465	$ 159	$ 1.91	$ 49	$ (100)	$ 447	$ 744

	Q2 2022 YTD
	Global Segments
	Motorparts	Performance Solutions	Clean Air	Powertrain	Total	Corporate	Total
Net income (loss) attributable to Tenneco Inc							$ (159)
Net income (loss) attributable to noncontrolling interests							36
Net income (loss)							(123)
Income tax (expense) benefit							(73)
Interest expense							(142)
EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests							92
Depreciation and amortization							289
Total EBITDA including noncontrolling interests (3)	$ 156	$ 26	$ 207	$ 108	$ 497	$ (116)	$ 381
Restructuring and related expenses	4	14	8	21	47	7	54
Inventory write-down (6)	4	—	—	—	4	—	4
Loss on sale of business	—	—	2	—	2	—	2
Asset impairments	2	—	—	2	4	—	4
Loss on sale of unconsolidated JV affiliate	—	3	—	—	3	—	3
Other costs (including strategic and transaction related)	—	—	—	—	—	16	16
Other	(1)	2	—	—	1	—	1
Adjusted EBITDA (4)	$ 165	$ 45	$ 217	$ 131	$ 558	$ (93)	$ 465

	Q2 2021 YTD
	Global Segments
	Motorparts	Performance Solutions	Clean Air	Powertrain	Total	Corporate	Total
Net income (loss) attributable to Tenneco Inc							$ 55
Net income (loss) attributable to noncontrolling interests							49
Net income (loss)							104
Income tax (expense) benefit							(88)
Interest expense							(139)
EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests							331
Depreciation and amortization							300
Total EBITDA including noncontrolling interests (3)	$ 169	$ 75	$ 292	$ 209	$ 745	$ (114)	$ 631
Restructuring and related expenses	8	13	11	19	51	8	59
Inventory write-down (6)	44	—	—	—	44	—	44
Loss on sale of business	1	—	—	—	1	—	1
Asset impairments	1	—	—	—	1	2	3
Loss on sale of unconsolidated JV affiliate	—	1	—	—	1	—	1
Other costs (including strategic and transaction related)	—	—	—	—	—	13	13
Gain on debt extinguishment	—	—	—	—	—	(8)	(8)
Adjusted EBITDA (4)	$ 223	$ 89	$ 303	$ 228	$ 843	$ (99)	$ 744

____________________
*

Beginning in the first quarter of 2021, the Company made a change to its operating segments. This change consisted of moving a reporting unit within the Powertrain segment to the Ride Performance segment. In addition, with this change to its segments, Ride Performance was renamed Performance Solutions. As such, prior period operating segment results have been conformed to reflect the Company's current operating segments.

(1)	U.S. Generally Accepted Accounting Principles.

(2)

Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(3)

EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization.  EBITDA including noncontrolling interests is not a calculation based upon GAAP.  The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data.  In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity.  Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance.  In addition, Tenneco believes its investors utilize and analyze the company's EBITDA including noncontrolling interests for similar purposes.  Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors.  However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(4)

Adjusted results are presented in order to reflect the results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long term benefit of the company and other items impacting comparability between periods.  Similar adjustments have been recorded in earlier periods and similar types of adjustments can reasonably be expected to be recorded in future periods.  The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(5)	Q2 YTD 2022 and Q2 YTD 2021 includes $1 million and $3 million of accelerated depreciation related to restructuring and related expenses, respectively.

(6)	Non-cash charge to write-down inventory in the Motorparts segment in connection with its initiative to rationalize its supply chain and distribution network.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES(2)
Unaudited
(in millions, except percents)

Q2 2022
Global Segments
	Motorparts	Performance Solutions	Clean Air	Powertrain	Total	Corporate	Total
Net sales and operating revenues	$ 729	$ 791	$ 2,137	$ 1,008	$ 4,665	$ —	$ 4,665
Less: Substrate sales	—	—	1,132	—	1,132	—	1,132
Value-add revenues	$ 729	$ 791	$ 1,005	$ 1,008	$ 3,533	$ —	$ 3,533

EBITDA	$ 70	$ 11	$ 101	$ 42	$ 224	$ (66)	$ 158
EBITDA as a % of revenue	9.6%	1.4%	4.7%	4.2%	4.8%		3.4%
EBITDA as a % of value-add revenue	9.6%	1.4%	10.0%	4.2%	6.3%		4.5%

Adjusted EBITDA	$ 73	$ 24	$ 107	$ 59	$ 263	$ (51)	$ 212
Adjusted EBITDA as a % of revenue	10.0%	3.0%	5.0%	5.9%	5.6%		4.5%
Adjusted EBITDA as a % of value-add revenue	10.0%	3.0%	10.6%	5.9%	7.4%		6.0%

Q2 2021
Global Segments
	Motorparts	Performance Solutions	Clean Air		Powertrain	Total	Corporate	Total
Net sales and operating revenues	$ 794	$ 715	$ 2,024		$ 1,050	$ 4,583	$ —	$ 4,583
Less: Substrate sales	—	—	1,081		—	1,081	—	1,081
Value-add revenues	$ 794	$ 715	$ 943		$ 1,050	$ 3,502	$ —	$ 3,502

EBITDA	$ 67	$ 32	$ 143		$ 94	$ 336	$ (64)	$ 272
EBITDA as a % of revenue	8.4%	4.5%	7.1%		9.0%	7.3%		5.9%
EBITDA as a % of value-add revenue	8.4%	4.5%	15.2%	`	9.0%	9.6%		7.8%

Adjusted EBITDA	$ 118	$ 42	$ 146		$ 102	$ 408	$ (52)	$ 356
Adjusted EBITDA as a % of revenue	14.9%	5.9%	7.2%		9.7%	8.9%		7.8%
Adjusted EBITDA as a % of value-add revenue	14.9%	5.9%	15.5%		9.7%	11.7%		10.2%

Q2 2022 YTD
Global Segments
	Motorparts	Performance Solutions	Clean Air	Powertrain	Total	Corporate	Total
Net sales and operating revenues	$ 1,451	$ 1,584	$ 4,240	$ 2,039	$ 9,314	$ —	$ 9,314
Less: Substrate sales	—	—	2,222	—	2,222	—	2,222
Value-add revenues	$ 1,451	$ 1,584	$ 2,018	$ 2,039	$ 7,092	$ —	$ 7,092

EBITDA	$ 156	$ 26	$ 207	$ 108	$ 497	$ (116)	$ 381
EBITDA as a % of revenue	10.8%	1.6%	4.9%	5.3%	5.3%		4.1%
EBITDA as a % of value-add revenue	10.8%	1.6%	10.3%	5.3%	7.0%		5.4%

Adjusted EBITDA	$ 165	$ 45	$ 217	$ 131	$ 558	$ (93)	$ 465
Adjusted EBITDA as a % of revenue	11.4%	2.8%	5.1%	6.4%	6.0%		5.0%
Adjusted EBITDA as a % of value-add revenue	11.4%	2.8%	10.8%	6.4%	7.9%		6.6%

Q2 2021 YTD
Global Segments
	Motorparts	Performance Solutions	Clean Air	Powertrain	Total	Corporate	Total
Net sales and operating revenues	$ 1,513	$ 1,502	$ 4,148	$ 2,151	$ 9,314	$ —	$ 9,314
Less: Substrate sales	—	—	2,169	—	2,169	—	2,169
Value-add revenues	$ 1,513	$ 1,502	$ 1,979	$ 2,151	$ 7,145	$ —	$ 7,145

EBITDA	$ 169	$ 75	$ 292	$ 209	$ 745	$ (114)	$ 631
EBITDA as a % of revenue	11.2%	5.0%	7.0%	9.7%	8.0%		6.8%
EBITDA as a % of value-add revenue	11.2%	5.0%	14.8%	9.7%	10.4%		8.8%

Adjusted EBITDA	$ 223	$ 89	$ 303	$ 228	$ 843	$ (99)	$ 744
Adjusted EBITDA as a % of revenue	14.7%	5.9%	7.3%	10.6%	9.1%		8.0%
Adjusted EBITDA as a % of value-add revenue	14.7%	5.9%	15.3%	10.6%	11.8%		10.4%

____________________
(1)	U.S. Generally Accepted Accounting Principles.

(2)

Tenneco presents the above reconciliation of revenues in order to reflect EBITDA and adjusted EBITDA as a percent of both total revenues and value-add revenues.  Substrate sales include precious metals pricing, which may be volatile.  Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue.  Excluding substrate sales removes this impact.  Further, presenting EBITDA and adjusted EBITDA as a percent of value-add revenue assists investors in evaluating the company's operational performance without the impact of such substrate sales.  See prior pages for a discussion of EBITDA and adjusted EBITDA.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) TO NON-GAAP REVENUE MEASURES(2)
Unaudited
(in millions, except percents)

	Q2 2021 Value-add Revenues	Currency	Volume, Mix and Other	Q2 2022 Value-add Revenues	% Change increase (decrease) excluding currency
Motorparts	$ 794	$ (25)	$ (40)	$ 729	(5.0) %
Performance Solutions	715	(42)	118	791	16.5%
Clean Air	943	(43)	105	1,005	11.1%
Powertrain	1,050	(64)	22	1,008	2.1%
Total Tenneco Inc	$ 3,502	$ (174)	$ 205	$ 3,533	5.9%

	Q2 2021 YTD Value-add Revenues	Currency	Volume, Mix and Other	Q2 2022 YTD Value-add Revenues	% Change increase (decrease) excluding currency
Motorparts	$ 1,513	$ (39)	$ (23)	$ 1,451	(1.5) %
Performance Solutions	1,502	(68)	150	1,584	10.0%
Clean Air	1,979	(64)	103	2,018	5.2%
Powertrain	2,151	(103)	(9)	2,039	(0.4) %
Total Tenneco Inc	$ 7,145	$ (274)	$ 221	$ 7,092	3.1%

____________________
(1)	U.S. Generally Accepted Accounting Principles.

(2)

Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar.  Additionally, substrate sales include precious metals pricing, which may be volatile.  Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue.  Excluding substrate sales removes this impact.  Tenneco uses this information to analyze the trend in revenues before these factors.  Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF NON-GAAP MEASURES
Debt net of total cash / Adjusted LTM EBITDA including noncontrolling interests
Unaudited
(in millions, except ratios)

	June 30, 2022	June 30, 2021
Total debt	$ 5,019	$ 5,207
Total cash, cash equivalents and restricted cash (total cash)	395	719
Debt net of total cash balances (1)	$ 4,624	$ 4,488
Adjusted LTM EBITDA including noncontrolling interests(2) (3)	$ 994	$ 1,542
Net leverage ratio (4)	4.7x	2.9x

	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q2 2022 LTM
Net income (loss) attributable to Tenneco Inc	$ 15	$ (35)	$ (38)	$ (121)	$ (179)
Net income (loss) attributable to noncontrolling interests	10	6	19	17	52
Net income (loss)	25	(29)	(19)	(104)	(127)
Income tax (expense) benefit	(34)	(60)	(30)	(43)	(167)
Interest expense	(66)	(69)	(66)	(76)	(277)
EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests	125	100	77	15	317
Depreciation and amortization	147	146	146	143	582
Total EBITDA including noncontrolling interests (2)	$ 272	$ 246	$ 223	$ 158	$ 899

Adjustments:
Restructuring and related expenses	—	16	17	37	70
Anti-dumping duty charge	3	—	—	—	3
Inventory write-down (5)	—	—	4	—	4
Other costs (including strategic and transaction related)	2	2	4	12	20
Asset impairments	1	17	4	—	22
Loss on sale of unconsolidated JV affiliate	1	2	—	3	6
(Gain)/Loss on sale of assets or business	—	(31)	2	—	(29)
Other	—	(2)	(1)	2	(1)
Total Adjusted EBITDA including noncontrolling interests (3)	$ 279	$ 250	$ 253	$ 212	$ 994

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q2 2021 LTM
Net income (loss) attributable to Tenneco Inc	$ (499)	$ 167	$ 65	$ (10)	$ (277)
Net income (loss) attributable to noncontrolling interests	19	19	22	27	87
Net income (loss)	(480)	186	87	17	(190)
Income tax (expense) benefit	(648)	(6)	(47)	(41)	(742)
Interest expense	(68)	(68)	(70)	(69)	(275)
EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests	236	260	204	127	827
Depreciation and amortization	151	158	155	145	609
Total EBITDA including noncontrolling interests (2)	$ 387	$ 418	$ 359	$ 272	$ 1,436

Adjustments:
Restructuring and related expenses	24	6	28	31	89
Inventory write-down (5)	(9)	—	—	44	35
Other costs (including strategic and transaction related)	4	1	8	5	18
Asset impairments	3	—	—	3	6
Loss on sale of unconsolidated JV affiliate	—	—	—	1	1
Antitrust reserve change in estimate (6)	—	(11)	—	—	(11)
OPEB curtailment(7)	(21)	—	—	—	(21)
(Gain)/Loss on sale of assets or business	—	(2)	1	—	(1)
Gain on extinguishment of debt	—	(2)	(8)	—	(10)
Total Adjusted EBITDA including noncontrolling interests (3)	$ 388	$ 410	$ 388	$ 356	$ 1,542

____________________
(1)

Tenneco presents debt net of total cash balances because management believes it is a useful measure of Tenneco's credit position and progress toward reducing leverage. The calculation is limited in that the company may not always be able to use cash to repay debt on a dollar-for-dollar basis.

(2)

EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon GAAP. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze the company's EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(3)

Adjusted EBITDA including noncontrolling interests is presented in order to reflect the results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long term benefit of the company and other items impacting comparability between the periods. Similar adjustments to EBITDA including noncontrolling interests have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(4)

Net leverage ratio represents ratio of debt net of total cash balances to adjusted LTM EBITDA including noncontrolling interests. Tenneco presents the above reconciliation of the net leverage ratio to show trends that investors may find useful in understanding the company's ability to service its debt. For purposes of this calculation, Adjusted LTM EBITDA including noncontrolling interests is used as an indicator of the company's performance and debt net of total cash is presented as an indicator of the company's credit position and progress toward reducing the company's financial leverage. This reconciliation is provided as supplemental information and not intended to replace the company's existing covenant ratios or any other financial measures that investors may find useful in describing the company's financial position. See notes (1), (2) and (3) for a description of the limitations of using debt net of total cash, EBITDA including noncontrolling interests and Adjusted EBITDA including noncontrolling interests. See the company's fourth quarter earnings release dated February 23, 2022 for the calculation of net leverage ratio as of December 31, 2021.

(5)	Non-cash charge to write-down inventory in the Motorparts segment in connection with its initiative to rationalize its supply chain and distribution network.

(6)	Reduction in estimated antitrust accrual.

(7)	OPEB curtailment as a result of an amended union agreement that eliminates healthcare benefits for future retirees.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) TO NON-GAAP REVENUE MEASURES(2)
Unaudited
(in millions)

Q2 2022
	Original equipment light vehicle revenues	Original equipment commercial truck, off-highway, industrial and other revenues	Aftermarket & original equipment service revenues	Total
Net sales and operating revenues	$ 2,793	$ 768	$ 1,104	$ 4,665
Less: Substrate sales	948	146	38	1,132
Value-add revenues	$ 1,845	$ 622	$ 1,066	$ 3,533

Q2 2021
	Original equipment light vehicle revenues	Original equipment commercial truck, off-highway, industrial and other revenues	Aftermarket & original equipment service revenues	Total
Net sales and operating revenues	$ 2,601	$ 788	$ 1,194	$ 4,583
Less: Substrate sales	871	162	48	1,081
Value-add revenues	$ 1,730	$ 626	$ 1,146	$ 3,502

Q2 2022 YTD
	Original equipment light vehicle revenues	Original equipment commercial truck, off-highway, industrial and other revenues	Aftermarket & original equipment service revenues	Total
Net sales and operating revenues	$ 5,579	$ 1,548	$ 2,187	$ 9,314
Less: Substrate sales	1,843	299	80	2,222
Value-add revenues	$ 3,736	$ 1,249	$ 2,107	$ 7,092

Q2 2021 YTD
	Original equipment light vehicle revenues	Original equipment commercial truck, off-highway, industrial and other revenues	Aftermarket & original equipment service revenues	Total
Net sales and operating revenues	$ 5,506	$ 1,562	$ 2,246	$ 9,314
Less: Substrate sales	1,777	311	81	2,169
Value-add revenues	$ 3,729	$ 1,251	$ 2,165	$ 7,145

	Q2 2021 Value-add Revenues	Currency	Volume, Mix and Other	Q2 2022 Value-add Revenues	% Change increase (decrease) excluding currency
Original equipment light vehicle revenues	$ 1,730	$ (94)	$ 209	$ 1,845	12.1%
Original equipment commercial truck, off-highway, industrial and other revenues	626	(26)	22	622	3.5%
Aftermarket & original equipment service revenues	1,146	(54)	(26)	1,066	(2.3) %
Total Tenneco Inc	$ 3,502	$ (174)	$ 205	$ 3,533	5.9%

	Q2 2021 YTD Value-add Revenues	Currency	Volume, Mix and Other	Q2 2022 YTD Value-add Revenues	% Change increase (decrease) excluding currency
Original equipment light vehicle revenues	$ 3,729	$ (143)	$ 150	$ 3,736	4.0%
Original equipment commercial truck, off-highway, industrial and other revenues	1,251	(46)	44	1,249	3.5%
Aftermarket & original equipment service revenues	2,165	(85)	27	2,107	1.2%
Total Tenneco Inc	$ 7,145	$ (274)	$ 221	$ 7,092	3.1%

____________________
(1)	U.S. Generally Accepted Accounting Principles.

(2)

Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar.  Additionally, substrate sales include precious metals pricing, which may be volatile.  Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue.  Excluding substrate sales removes this impact.  Tenneco uses this information to analyze the trend in revenues before these factors.  Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) TO NON-GAAP CASH FLOW MEASURES(2)
Unaudited
(in millions)

	Q2 2022	Q2 2021
Cash from operations	$ (181)	$ 73
Proceeds from deferred purchase price of factored receivables (1)	113	139
Capital expenditures	(78)	(90)
Payments to noncontrolling interest partners	(63)	(1)
Other investing and financing	(39)	(5)
Free cash flow for debt service (2) (Change in net debt)	$ (248)	$ 116

	Q2 2022 YTD	Q2 2021 YTD
Cash from operations	$ (268)	$ 23
Proceeds from deferred purchase price of factored receivables (1)	212	254
Capital expenditures	(171)	(185)
Payments to noncontrolling interest partners	(87)	(8)
Other investing and financing	(100)	(42)
Free cash flow for debt service (2) (Change in net debt)	$ (414)	$ 42

____________________
(1)	U.S. Generally Accepted Accounting Principles requires reclassification of amount from Change in receivables in the Cash from operations section.

(2)

Tenneco presents the above reconciliation of cash flow from operation to Free Cash Flow for debt service. Free Cash Flow for debt service represents cash flow from operations, plus the proceeds from deferred purchase price of factored receivables less the amount of cash payments for property, plant and equipment and payments to noncontrolling interest partners, as well as various other amounts.  Free Cash Flow for debt service is not a GAAP calculation and should not be considered as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented Free Cash Flow for debt service because it regularly reviews Free Cash Flow for debt service as a measure of the company's performance and ability to reduce net debt.  In addition, Tenneco believes its investors utilize and analyze the company's Free Cash Flow for debt service for similar purposes. However, the Free Cash Flow for debt service measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.